                                  AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                       COMPREHENSIVE SOFTWARE SYSTEMS LTD.

     THIS AMENDMENT is made this ____ day of September, 1993, by and between CSS Management, Inc., a Colorado corporation as General Partner, and BHC Securities, Inc., Comprehensive Securities Systems, Inc., Hanifen, Imhoff Inc., Legg Mason, Inc., McDonald & Company Securities, Inc., Raymond James & Associates, Inc., Southwest Securities, Inc. Stephens Inc. and TransTerra Co. as Limited Partners.

     WHEREAS, Comprehensive Software Systems Ltd. (the "Partnership") was formed on February 4, 1993, by the General Partner and the Limited Partners for the purpose of providing consulting services and to develop software for securities broker-dealers, banks and other financial institutions utilizing state of the art hardware and software techniques; and

     WHEREAS, the General Partner would like to expand the purpose of the Partnership to include the development of a Fund Server for the Mutual Fund industry and to develop an imaging system to support current and future development ventures (the "New Ventures"); and

     WHEREAS, the research and development of the New Ventures will require the infusion of additional capital into the Partnership;

     NOW THEREFORE, in consideration for the mutual promises and conditions set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. MONTHLY CONTRIBUTIONS OF PARTNERS. The Partners agree to make the following monthly contributions in addition to the current contributions being made by the Partners pursuant to Article 3.1 of the Partnership Agreement:

Partner                     Amount Paid From    Amount Paid From     Amount Paid From
------                      Oct. 93 - Mar. 94   Mar. 94 - Sept. 94   Oct. 94 - Jan. 96
                            -----------------   ------------------   -----------------
BHC Securities, Inc.

Hanifen, Imhoff Inc.

Legg Mason, Inc.

McDonald & Company
 Securities, Inc.


Raymond James &
 Associates, Inc.

Southwest Securities, Inc.

Stephens Inc.

TransTerra                     $16,995.41           $5,949.81           $2,718.75



3.   SHARING RATIOS. The Initial and Subsequent Sharing Ratios described in
     Article IV of the Partnership Agreement shall be unaffected. Certain Partners are not required to contribute additional capital hereunder (the "Non-Contributing Partners"). Each Non-Contributing Partner shall be considered to have received a profits interest in the Partnership to the extent that the additional capital contribution of other Partners would have diminished the Sharing Ratios of such non-contributing Partners. The profits interests shall be given effect for all allocations of Net Profit or Net Loss and all Distributions other than Distributions on the complete dissolution and termination of the Partnership.

4. RIGHT TO USE NEW SYSTEM. Any technology developed by the Partnership pursuant to the New Ventures shall be the exclusive property of the Partnership. Except for Comprehensive Securities Systems, Inc., each of the other Limited Partners, (the "Brokers") shall have a right to use any marketable system which is developed pursuant to the New Venture (the "New System") pursuant to a licensing agreement which shall be substantially in the form of the License Agreement attached as Exhibit A to the Shareholder Agreement dated February 4, 1993, between the parties.

5. SURVIVAL OF THE PARTNERSHIP. In the event of any conflict between the Partnership Agreement and this Amendment, the terms and conditions of this Amendment shall control. All other terms and conditions of the Partnership Agreement are hereby ratified and remain in full force and effect.

DATED the day and year first written above.

CSS MANAGEMENT, INC.                       BHC SECURITIES, INC.


----------------------------               -------------------------------
By:  William W. Simpson                    By:
    ------------------------                  ----------------------------
Its: President                             Its:
    ------------------------                   ---------------------------

COMPREHENSIVE SECURITIES                  HANIFEN, IMHOFF INC.
SYSTEMS, INC.


--------------------------------           -----------------------------------
By: William W. Simpson                     By:
    ----------------------------               -------------------------------
Its: President                             Its:
    ----------------------------               -------------------------------


LEGG MASON, INC.                          McDONALD & COMPANY
                                          SECURITIES, INC.


--------------------------------           -----------------------------------
By:                                       By:
    ----------------------------              -------------------------------
Its:                                      Its:
    ----------------------------              -------------------------------


RAYMOND JAMES & ASSOCIATES, INC.          SOUTHWEST SECURITIES, INC.


--------------------------------           -----------------------------------
By:                                       By:
    ----------------------------              -------------------------------
Its:                                      Its:
    ----------------------------              -------------------------------



STEPHENS INC.                             TRANSTERRA CO.


                                            /s/ John Joe Ricketts
--------------------------------          -----------------------------------
By:                                       By:  John Joe Ricketts
    ----------------------------              -------------------------------
Its:                                      Its: President
    ----------------------------              -------------------------------